                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           First Virtual Corporation
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California (prior to reincorporation)
Delaware (after reincorporation)                                                  77-0357037
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(State of Incorporation or Organization                                 (I.R.S. Employer Identification no.)

3393 Octavius Drive, Suite 102, Santa Clara, CA.                                  95054
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(Address of principal executive offices)                                        <Zip code)

If this form relates to the registration of a                   If this form relates to the registration of a
class of securities pursuant to Section 12(b) of                class of securities pursuant to Section 12(g) of
the Exchange Act and is effective pursuant to                   the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following                  General Instruction A.(d), check the following
box. [ ]                                                        box. [X]

                                                                Securities Act registration statement number to
                                                                which this form relates:        333-38755
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                                                                                              (if applicable)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 51 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-38755, filed with the Securities and Exchange Commission (the "Commission") on October 24, 1997 and is incorporated herein by reference.


ITEM 2.  EXHIBITS.


Exhibit
Number     Description
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 3.1 Amended and Restated Articles of Incorporation of the Registrant as filed June 6, 1997(1)

 3.2       Bylaws of the Registrant(1)

 3.3 Certificate of Incorporation to be effective upon the closing of the offering(2)

 3.4 Bylaws of the Registrant to be effective upon the closing of the offering(2)

 4.1       Specimen Common Stock Certificate(2)

 10.8      Amended and Restated Investor Rights Agreement, dated as of August
           29, 1996 among the Registrant and the investors named therein, as amended October 17, 1997(1)

 10.18     Warrant issued to SVB, dated April 11, 1997(1)

 10.19     Warrants issued to Comdisco, each dated April 30, 1997(1)


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(1) Filed as an exhibit to the Registration Statement and incorporated herein by reference.
(2) To be filed by amendments to the Registration Statement and incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      FIRST VIRTUAL CORPORATION


Date: October 31, 1997                By: /s/ James O. Mitchell
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                                          James O. Mitchell
                                          Vice President, Operations and Chief
                                          Financial Officer
                                          (Principal Financial and Accounting
                                          Officer)